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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                  JUNE 29, 1999
                        (Date of earliest event reported)

                      STUDENT LOAN FUNDING 1998 - A/B TRUST
             (Exact name of registrant as specified in its charter)

         Delaware                      333-73455                31-1599686
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

                        ONE WEST FOURTH STREET, SUITE 210
                             CINCINNATI, OHIO 45202
                                 (513) 763-4415

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 (513) 352-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
   (Registrant's former name or former address, if changed since last report)


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ITEM 5

This Current Report on Form 8-K is being filed to file the final form of the following documents in connection with the registrant's Registration Statement on Form S-4 (File No. 333-73455):

     Opinion of Thompson Hine and Flory LLP with Respect to Legality (Exhibit
     5.1)

     Form of Letter of Transmittal (Exhibit 99.1)

ITEM 7

Exhibits: See exhibit index.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FIRSTAR BANK, National Association, not
                                        in its individual capacity, but solely
                                        as co-owner trustee for STUDENT LOAN
                                        FUNDING 1998 - A/B TRUST

June 29, 1999                           /s/  Brian Gardner
                                        ------------------
                                        Brian Gardner
                                        Vice President and Trust Officer



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                                 EXHIBIT INDEX
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Exhibit
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 5.1      Opinion of Thompson, Hine & Flory LLP with Respect to Legality

99.1      Form of Letter of Transmittal